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                                                                    EXHIBIT 10.3

                     FIRST (CLARIFICATION) AMENDMENT TO THE

                             COGENTRIX ENERGY, INC.

                      SUPPLEMENTAL RETIREMENT SAVINGS PLAN





                  THIS FIRST AMENDMENT is made by Cogentrix Energy, Inc. (the "Company") and is effective on January 1, 1995.


                              W I T N E S S E T H:


                  WHEREAS, the Company previously established and presently maintains the Cogentrix Energy, Inc. Supplemental Retirement Savings Plan (the "Plan") as originally effective January 1, 1995; and

                  WHEREAS, the Company has reserved the right to amend the Plan from time to time in Section 16.1 of the Plan; and

                  WHEREAS, the Company desires to amend the Plan in the form of this First (Clarification) Amendment to conform the Plan document to the actual practice that a participant may not make salary deferral contributions to the Plan for a Plan year unless such participant has elected to make the maximum salary deferral contribution permitted under the tax-qualified Retirement Savings Plan for such Plan year.

                  NOW THEREFORE, Section 4.2 of the Plan is hereby amended to add the following to the end thereof:

                  ; provided that a Participant shall not be permitted to make any Elective Savings Contributions under this Plan for a Plan year unless he has elected to make the maximum Elective Deferred Contribution permissible under the Retirement Savings Plan for such Plan Year due to the limitations on such contributions imposed by the terms of the Retirement Savings Plan and by Section 402(g) of the Code.

                  In order to maintain the terms of the Plan in a single document, the clarification made by this First (Clarification) Amendment may be incorporated into the most recent statement of the Plan.


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                  IN WITNESS WHEREOF, the Company has caused this First
(Clarification) Amendment to be executed by its duly authorized officers this 30th day of November, 1998.



ATTEST:                                   COGENTRIX ENERGY, INC.



/s/ Elizabeth L. Rippetoe                 By: /s/ Dennis Alexander
-------------------------                     ----------------------------------
                                          Title: Group Senior Vice President
                                                 -------------------------------



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                             SECOND AMENDMENT TO THE

                             COGENTRIX ENERGY, INC.

                      SUPPLEMENTAL RETIREMENT SAVINGS PLAN





                  THIS SECOND AMENDMENT is made by Cogentrix Energy, Inc. (the "Company") and is effective as of December 1, 1999.


                              W I T N E S S E T H:


                  WHEREAS, the Company maintains the Cogentrix Energy, Inc. Supplemental Retirement Savings Plan (the "Plan") as originally effective January 1, 1995; and

                  WHEREAS, the Company adopted the First Amendment to the Plan on November 30, 1998 and effective as of November 30, 1995; and

                  WHEREAS, Section 16.1 of the Plan provides for amendment of the Plan with the prior written approval and consent of the Company's Board of Directors; and

                  WHEREAS, The Company desires to offer its employees more flexibility in Plan distribution options in consideration of such employees' continued acceptance of payment deferral; and

                  WHEREAS, the Company desires to amend the Plan in the form of this Second Amendment to offer additional options permitting Participants to elect distribution of their Elective Savings Contributions, Company Matching Contributions and earnings in equal annual installments over a period of three, five or seven years; and;




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                  WHEREAS, the Company desires to amend the Plan in the form of this Second Amendment to enable Participants to change the form of distribution for previously deferred amounts prior to the year in which such amounts first become payable.

                  NOW, THEREFORE, and pursuant to Action of the Board of Directors on October 18, 1999, the Plan is hereby amended effective as of December 1, 1999 as follows:

                  1. Effective as of December 1, 1999, Section 10.1 is amended and restated in its entirety to read as follows:

                  On an annual basis each Participant shall elect a method of payment of the Elective Savings Contributions, Company Matching Contributions, and the earnings thereon, as provided in Section 10.2, attributable to the succeeding and/or any prior calendar year(s) on the form attached as Exhibit B. Each Participant shall have the option of electing payment in either a lump sum or in substantially equal annual installments of the Account balance over a period of 3, 5, 7, or 10 years plus interest on the unpaid Account balance at a rate determined by the Board of Directors in its sole discretion.

                  Participant's election to change a method of payment of Elective Savings Contributions, Company Matching Contributions, or earnings thereon attributable to a prior calendar year, will first become effective January 1 of the second full calendar year following the calendar year in which the election was made to change the method of payout. Notwithstanding the preceding sentence, if a Participant terminates employment prior to such an election change becoming effective, such election change shall be ineffective and distribution of his Account balance will be in accordance with any currently effective payment election, or otherwise in accordance with the provisions of the Plan.

                  2. Exhibit B, referred to in Section 4.1 of the Plan, is hereby replaced in its entirety with the revised Exhibit B, "Cogentrix Energy, Inc. Supplemental Retirement Savings Plan Contribution / Distribution Election Form" attached to and made part of this Second Amendment.

                  In order to maintain the terms of the Plan in a single document, the changes made by this Second Amendment may be incorporated into the most recent statement of the Plan.


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                  IN WITNESS WHEREOF, the Company has caused this Second
Amendment to be executed by its duly authorized officers on this 21st day of October, 1999.



ATTEST:                                     COGENTRIX ENERGY, INC.



/s/ Dennis W. Alexander                     By: /s/ Mark F. Miller
---------------------------                     --------------------------------
Corporate Secretary                         Title: President and COO
                                                   -----------------------------


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                                   EXHIBIT B

                             COGENTRIX ENERGY, INC.

                      SUPPLEMENTAL RETIREMENT SAVINGS PLAN

                    CONTRIBUTION/DISTRIBUTION ELECTION FORM


PART I - UPCOMING YEAR DEFERRALS: I hereby elect to defer the following percentage of my Pay:

         ______% of my Annual Based Salary without bonuses,

         ______% of my Profit Sharing Bonus, if any,

         ______% of my Performance Bonus, if any, and

         ______% of my Closing bonus, if any.

The percentage you indicate above is the aggregate of your contribution to this Plan and the amount you deferred under the Retirement Savings Plan for the year. Your contribution subject to this Plan will be net of amounts deferred to the Retirement Savings Plan. On a calendar year basis, your contribution to the Retirement Savings Plan plus all monies deferred into this Plan may not exceed 35% of Pay.

NOTE: No contribution will be made under this Plan if: (1) you have not elected to defer the maximum amount possible to the Retirement Savings Plan under the terms of that Plan, or, if less, the amount permissible under applicable law; or (2) the amount of your deferral under the Retirement Savings Plan is less than or equal to the total percentage of your compensation which you have elected to defer, as indicated above.

I hereby elect the following pay-out for the Elective Savings Contribution, Company Matching Contribution, and the earnings thereon for the upcoming year:

         --     lump sum distribution _______

         -- equal annual installments over ___3, ___5, ___7, or ___10 years (check one)

[NOTE: Failure to designate a pay-out will result in a default lump sum distribution for amounts at issue.]
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PART II - PRIOR DEFERRALS (PAY-OUT REDESIGNATION):

The effective date of this pay-out redesignation for prior deferrals ("Effective Date") is January 1 of the second full calendar year following the current calendar year, (e.g., if a Participant executes this Part II of the Election Form on December 15, 1999, then any distribution pay-out election changes made by virtue of Part II of this Election Form, with respect to previous deferrals, will not become effective until January 1, 2001 and will not be effective unless the Participant is employed by the Company as of January 1, 2000). I hereby elect the following pay-out for:

         --  ____ all previous years' Contributions to the Plan.

                  _____ lump sum distribution, or

                  equal annual installments over ___3, ___5, ___7, or ___10 years (check one)

             OR

         --  ____ 1995 Contributions to the Plan

                  _____ lump sum distribution, or

                  equal annual installments over ___3, ___5, ___7, or ___10 years (check one)

         --  ____ 1996 Contributions to the Plan

                  _____ lump sum distribution, or

                  equal annual installments over ___3, ___5, ___7, or ___10 years (check one)

         --  ____ 1997 Contributions to the Plan

                  _____ lump sum distribution, or

                  equal annual installments over ___3, ___5, ___7, or ___10 years (check one)

         --  ____ 1998 Contributions to the Plan

                  _____ lump sum distribution, or

                  equal annual installments over ___3, ___5, ___7, or ___10 years (check one)

         --  ____ 1999 Contributions to the Plan

                  _____ lump sum distribution, or

                  equal annual installments over ___3, ___5, ___7, or ___10 years (check one)


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A distribution pay-out with respect to any prior deferrals will only change if and to the extent the items above are affirmatively marked. If items are left blank, no distribution pay-out changes will be made to those items.


I UNDERSTAND THAT IF I TERMINATE EMPLOYMENT PRIOR TO THE EFFECTIVE DATE OF THIS ELECTION, AS DEFINED ABOVE, THEN THIS ELECTION WILL BE INEFFECTIVE AND I WILL RECEIVE DISTRIBUTION OF MY INTEREST IN THE PLAN ACCORDING TO THE MOST RECENT ELECTION FORM WHICH IS EFFECTIVE AS OF THE DATE OF MY TERMINATION OR AS OTHERWISE PROVIDED BY THE PLAN DOCUMENT.

Note: This election form does not constitute a valid election with respect to any election herein until such date as the election form is received by the Plan Administrator.


Signed this ___ day of ________, ____

Employee Name _______________________________
                   (Please Print)

x____________________________________________
                     Signature

Social Security Number_______________________

Witness______________________________________
                   (Please Print)



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